UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2015

NEUROCRINE BIOSCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-22705	33-0525145
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12780 El Camino Real, San Diego, California		92130
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (858) 617-7600

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

In this report, “Neurocrine,” “we,” “us” and “our” refer to Neurocrine Biosciences, Inc.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On September 30, 2015, the Board of Directors (the “Board”) of Neurocrine Biosciences, Inc., a Delaware corporation (“Neurocrine”), upon recommendation of its Nominating / Corporate Governance Committee, appointed George J. Morrow as a member of the Board, effective immediately. Mr. Morrow has been appointed as a Class I director to serve until Neurocrine’s 2018 annual meeting of stockholders.

Mr. Morrow served as Executive Vice President, Global Commercial Operations at Amgen Inc., a global biotechnology company, from 2003 until his retirement in 2011. He joined Amgen in 2001 as Executive Vice President, Worldwide Sales and Marketing.From 1992 to 2001, Mr. Morrow held executive management and commercial positions within several subsidiaries of Glaxo Wellcome, including Group Vice President for Commercial Operations (U.S.), Managing Director (U.K.), and most recently as President and Chief Executive Officer of Glaxo Wellcome, Inc. (U.S.).

Mr. Morrow currently serves on the board of directors of Otonomy, Inc., a biotechnology company, Vical, Inc., a biotechnology company and Align Technology, Inc., a global medical device company. He has previously served on the boards of Glaxo Wellcome, Inc., Human Genome Sciences, Inc., Safeway, Inc., National Commerce Bank, the John Hopkins School of Public Health, and the Duke University Fuqua School of Business. Mr. Morrow holds a B.S. in chemistry from Southampton College, Long Island University, an M.S. in biochemistry from Bryn Mawr College and an M.B.A. from Duke University.

In connection with his appointment as a director, Mr. Morrow executed Neurocrine’s standard form Indemnity Agreement for executive officers and directors, and will receive the standard compensation package provided to non-employee directors of Neurocrine as described in Neurocrine’s Proxy Statement filed with the Securities and Exchange Commission on April 30, 2015. The Company is not aware of any transaction involving Mr. Morrow requiring disclosure under Item 404(a) of Regulation S-K.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) On September 30, 2015, the Board amended Section 3.2 of Neurocrine’s Bylaws, as amended (the “Bylaws”), to provide that the Board shall consist of ten members. Prior to the amendment, Section 3.2 of Neurocrine’s Bylaws provided that the Board shall consist of nine members. The vacancy created by the amendment to the Bylaws was filled by the appointment of Mr. Morrow as described in Item 5.02(d) above. A copy of the amendment is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment of Bylaws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 2, 2015	NEUROCRINE BIOSCIENCES, INC.

/s/ Darin Lippoldt
Darin M. Lippoldt
Chief Legal Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Amendment of Bylaws